Exhibit 99.1

Innovation Today, Healing Tomorrow. July 2018 CORPORATE OVERVIEW NASDAQ: GLYC GlycoMimetics, Inc.

To the extent that statements contained in this presentation are not descriptions of historical facts regarding GlycoMimetics, Inc. (“GlycoMimetics,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: (i) the expected timing of completion and data readout of the ongoing Phase 3 clinical trial of Rivipansel by Pfizer Inc. (ii) the timing of receipt of clinical data for our drug candidates; (iii) our expectations regarding the potential safety, efficacy, or clinical utility of our drug candidates; (iv) the size of patient populations targeted by drug candidates we or our collaborators develop and market adoption of our potential drugs by physicians and patients; (v) the likelihood and timing of regulatory filings and approvals; and (vi) our cash needs and expected cash runway, as well as potential royalties and milestone payments under license and collaboration agreements. Various factors may cause differences between our expectations and actual results, including unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, lower than expected enrollment rates in clinical trials, changes in expected or existing competition, changes in the regulatory environment for our drug candidates, failure of our collaborators to support or advance our collaborations or drug candidates, our need for future capital, the inability to protect our intellectual property, and the risk that we become a party to unexpected litigation or other disputes. For a further description of the risks associated with forward-looking statements, as well as other risks facing GlycoMimetics, please see the risk factors described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 6, 2018, as well as other reports we file with the U.S. Securities and Exchange Commission from time to time, including those factors discussed under the caption “Risk Factors” in such filings. Forward-looking statements speak only as of the date of this presentation, and GlycoMimetics undertakes no obligation to update or revise these statements, except as may be required by law. 2 Forward-Looking Statements GlycoMimetics, Inc.

Maturing Clinical Pipeline with Near-Term Catalysts Phase 3 enrollment completion expected 1Q 2019: Vaso-occlusive crisis (VOC) of sickle cell disease Robust Phase 2 results across all endpoints Collaboration agreement with Pfizer Pfizer projects “potential blockbuster” (possible peak sales > $1B) GLYC milestones and royalties from low double digit to low teens Phase 3 registration trial begins Q3 2018: Acute myeloid leukemia Breakthrough Therapy Designation granted in May 2017 IP through 2032, US & EU, pending in Japan Targeting top-line data 4Q 2020 Strong international KOL support; two consortia-funded trials Strong balance sheet; funded through multiple catalysts / milestones March 31, 2018 cash balance $240+ million Well positioned to drive value creation Pipeline of potentially ‘game changing’ therapeutic opportunities 3 GlycoMimetics, Inc.

Rivipansel (GMI-1070) for Sickle Cell Crisis Phase 3 Enrollment Completion Expected 1Q 2019 4 GlycoMimetics, Inc.

Sickle Cell Vaso-Occlusive Crisis and Rivipansel Mechanism of Action



Development of VOC
BINDING
ACTIVATION
Blood vessel
Endothelial cells
Red blood cell
Sickled red blood cells
Blood flow
Rolling white blood cell
Selectin
Adherent white blood cell
Vascular occlusion
Resulting ischemia, excruciating pain, necrosis and organ damage

- Sickled red blood cells (SS-RBCs) and other pro-inflammatory factors produce selectins (adhesion molecules)
- Selectins bind immune cells to the endothelium; activate, trap circulating SS-RBCs; create VOC
- Rivipansel selectively targets underlying pathophysiology
  - Pan-selectin antagonist
  - Disrupts tethering of adherent cells to activated endothelium
  - Restores normal blood flow to alleviate VOC

(1) Hassell KL. (2010) Am J Prev Med.;38(4 Suppl):S512-21
(2) Brousseau D et. al. (2010) Am J Hematol. 85(1) 77-8

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Prevalence of Sickle Cell Anemia in Major Markets



Prevalence
~55,000
30,000
100,000
145,000
United States
Saudi Arabia
France
Germany
United Kingdom
Spain
Italy
Brazil

Source: WHO, http://www.who.int/mediacentre/factsheets/fs308/en; CDC, http://www.cdc.gov/ncbddd/sicklecell/data.html, Accessed May 2016. Brousseau et al. *The number of people with sickle cell disease in the United States: national and state estimate*, 2010.; Lucas et al. *NCEPOD report, 2008.* Gluckman et al. *International Sickle Cell Disease Observatory*, 2010; Kunz et al. *Significant prevalence of sickle cell disease in Southwest Germany*, 2016; Grosse et al. *The Prevalence of Sickle Cell Disease and its Implication for Newborn Screening in Germany*, 2016; Lobitz et al. *Incidence of sickle cell disease in Berlin, Germany*, 2014; Bardakdijan et al. *Neonatal Screening for sickle cell disease in France*, 2009; Colombatti er al. *Organizing national responses for rare blood disorders in Italy*, 2013; AlJuburi et al. *Trends in hospital admissions for sickle cell disease*, 2010; Kingdom of Saudi Arabi Ministry of Health Announcement as part of World Sickle Cell Day June 26, 2015; REDS III International Program – Brazil (Version 2018-01-18 Final)

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Phase 3 “RESET” Study Design 7 Key Eligibility Criteria ≥ 6 years in age History of SCD Hospital admission and IV narcotics for VOC Rivipansel Q12 hours (n=175) 1:1 Randomization Placebo Q12 hours (n=175) Day 35 Post-Discharge Follow-Up Discharge form Hospital Primary Outcome Measure: Time to readiness-for-discharge (readiness-for-discharge date/time vs start date/time of first infusion) GlycoMimetics, Inc.

High Confidence in Rivipansel "RESET" Phase 3 Program

- Biologically relevant VOC target: selectin inhibition
  - GlycoMimetics' randomized Phase 2 trial of Rivipansel
  - Selexys randomized Phase 2 of SelG1 (p-selectin antibody)
- Phase 3 primary endpoint modelled on Phase 2 data
  - Simple checklist; more rigorous evaluation
- Well powered; more than three times size of Phase 2
- Special Protocol Assessment in effect with FDA

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Phase 2 Results – Substantial Improvements Observed Across Clinically Relevant Endpoints 9 Rivipansel Placebo Probability Time to Resolution (Hours) 0 50 100 150 200 1.0 0.8 0.6 0.4 0.2 0.0 Median time to resolution of VOC reduced by 63 hours (p=0.187; Kaplan-Meier) Rivipansel Placebo Probability Time to Discharge (Hours) 0 50 100 150 200 1.0 0.8 0.6 0.4 0.2 0.0 Median time to discharge reduced by 84 hours (p=0.092; Kaplan-Meier) Time to Discharge From Hospital Time to Resolution of VOC GlycoMimetics, Inc.

Phase 2 Results - Significant Reduction in Opioid Use Hourly IV Opioid Use Mean Hourly Opioid Use Rivipansel Placebo 24 hour reduction p<0.001 *** Cumulative opioid analgesic administered reduced by 83% (p=0.010) 10 Median time to transition to oral pain meds reduced by 76 hours (p=0.089; Kaplan-Meier) Probability Time to Transition (Hours) Opioid Use Over Time Time to Transition to Oral Analgesics Rivipansel Placebo 0.0 0.2 0.4 0.6 0.8 1.0 Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 GlycoMimetics, Inc.

Rivipansel Potential Life Cycle

Progression of a Vaso-Occlusive Crisis (VOC)

	Prodrome	Moderate-Severe Pain		Uncontrollable Pain and Other Complications
	0-6 hours	*2-24 hours*		*12 hours - 5+ days*
Setting of Care	**Home**	**Outpatient Setting**	**Emergency Department**	**Inpatient Hospital**
Potential Use of Rivipansel	--	Potential use in patients destined for admission to abort VOC episode & prevent organ damage		Initial Indication
	--	**~140,000 Events/Year** [3]		**80-100,000 Events/Year** [1,2]

- Market expansion opportunity: Outpatient & Emergency Rooms
  - "O-demand" agent vs
  - Historical noncompliance with chronic, prophylactic therapy

GlycoMimetics, Inc.

(1) Hassell KL. (2010) Am J Prev Med.:38(4 Suppl):S512-21
(2) Brousseau D et. al. (2010) Am J Hematol. 85(1) 77-8
(3) Yusuf HR et. al. (2010) Am J Prev Med. 38(4 0)

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Rivipansel: Attractive Commercial Opportunity 12 High unmet needs - unlikely to change in future Only “on-demand” treatment in development Potential standard of care for VOC Similar treatment patterns: US, EU, other markets Global commercial alignment Concentrated target audience Commercialization with small, focused sales infrastructure Global market opportunity is sizeable Pfizer “blockbuster” projection (>$1B US) GlycoMimetics, Inc.

Tiered, ranging from low double digits to low teens Regulatory: Up to $70.0 million possible: Next milestones - Acceptance of NDA - Acceptance of filing by EMA Development: Up to $80 million possible remaining: Next milestones - First commercial sale in US - First commercial sale in Europe Commercial: Up to $135.0 million possible: Pfizer responsible for all further clinical development, regulatory approval and potential commercialization for all indications worldwide Rights UpcomingMilestones Royalties Pfizer Partnership - Near Term Economics 13 GlycoMimetics, Inc.

GMI-1271 (Uproleselan) Breakthrough Therapy Designation Significant Market Opportunity 14 GlycoMimetics, Inc.

Significant Opportunity to Treat Patients Across the Continuum of Care in AML

~44,000 Patients[1]
(Annual Diagnosis Rates in 7 Major Markets)

Fit patients eligible for intensive therapy

Less-fit patients eligible for low-intensity therapy

Relapsed / Refractory
Combination of GMI-1271 + Salvage Chemotherapy (e.g. MEC)

+

Newly Diagnosed/ Fit for Chemotherapy
Combination of GMI-1271 + 7&3

+

Newly Diagnosed Unfit / Vulnerable
Combination of GMI-1271 + Hypomethylating Agent (e.g. Vidaza)

Potential Expanded Label & Commercial Opportunity
Differentiated Clinical Strategy

[1] GlobalData AML Opportunity Analysis and Forecast Report published in 2016

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ASH 2017: Phase 2 Results 16 GMI-1271 improves efficacy and safety of chemotherapy in R/R and newly diagnosed older patients with AML: results of a Phase 1/2 study Daniel J. DeAngelo, Brian A. Jonas, Jane L. Liesveld, Dale L. Bixby, Anjali S. Advani, Paula Marlton, Michael E. O’Dwyer, John L. Magnani, Helen M. Thackray, Pamela S. Becker Dana-Farber Cancer Institute, Boston, MA; UC Davis Comprehensive Cancer Center, Sacramento, CA; U of Rochester School of Medicine and Dentistry, Rochester, NY; University of Michigan, Ann Arbor, MI; Taussig Cancer Institute, Cleveland Clinic, Cleveland, OH; Princess Alexandra Hospital, University of Queensland School of Medicine, Brisbane, Australia; National University of Ireland Galway, Galway, Ireland; GlycoMimetics, Rockville, MD; University of Washington/Fred Hutchinson Cancer Research Center, Seattle, WA GlycoMimetics, Inc.

Overall Survival – R/R Patients RP2D analysis shown Median follow up is 6.6 months Censored at last known follow-up 16/66 (24%) have proceeded to HSCT 17 GlycoMimetics, Inc.

Remission Duration – R/R Patients RP2D analysis shown Median follow up is 6.6 months Censored at last known follow-up 18 GlycoMimetics, Inc.

Common Grade 3/4 Adverse Events – R/R Patients Adverse Event Type Phase 1 N=19 Phase 2 N=47 Total N=66 RP2D N=54 Cardiac 1 (5) 5 (11) 6 (9) 5 (9) Colitis 2 (11) 0 2 (3) 1 (2) GI 4 (21) 3 (6) 7 (11) 4 (7) Hepatic 0 3 (6) 3 (5) 3 (6) Infectious 16 (84) 34 (72) 50 (76) 39 (72) Bacteraemia 2 (11) 6 (13) 8 (12) 8 (15) Febrile neutropenia 6 (32) 25 (53) 31 (47) 27 (50) Sepsis 6 (32) 6 (13) 12 (18) 8 (15) Oral Mucositis Events Grades 1/2, n (%) 5 (26) 9 (19) 14 (21) 9 (17) Grades 3/4, n (%) 1 (5) 1 (2) 2 (3) 1 (2) *AE grade definitions follow CTCAE v4.03. 19 GlycoMimetics, Inc.

GMI-1271: Phase 3 Study Design Targets ‘Gold Standard’ Approval Primary endpoint: Overall Survival Best opportunity to capture constellation of benefits seen in Phase 2 Positioned for submissions in US and Europe Strong potential label for launch and reimbursement Target enrollment of 380 patients ~30-40 sites in North America, Europe and Australia Planning mid-2018 trial start Target 4Q2020 topline readout 20 Strong positioning for most meaningful potential readout GlycoMimetics, Inc.

GMI-1271 Relapsed / Refractory AML Phase 3 Study Design


Induction
(1 Cycle)
Consolidation
(Up to 3 Cycles)
Key Eligibility Criteria
• ≥18 and ≤75 years in age
• Either primary refractory or relapsed (first or second relapse) AML
• Eligible for intensive salvage treatment
• ≤1 prior HSCT
Randomization
GMI-1271 plus MEC or FAI (n=190)
GMI-1271 plus HiDAC/IDAC
1:1 Randomization
MEC or FAI (n=190)
HiDAC/IDAC
Follow-Up

MEC: Mitoxantrone, etoposide and cytarabine
FAI: Fludarabine, cytarabine and idarubicin
HiDAC/IDAC: High-dose or Intermediate-dose cytarabine

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GMI-1271 Comprehensive Development Approach in AML Strategic Collaborations with Leading Hematology / Oncology Cooperative Groups in the USA & EU to Enhance Utility of GMI-1271 Collaboration Announced Feb 8th 22 Collaboration Announced May 30th NCI-Sponsored Trial: Newly Diagnosed AML “Fit” for Chemo HOVON-Sponsored Trial: Newly Diagnosed AML “Unfit” for Chemo GMI-Sponsored Trial: R/R AML GlycoMimetics, Inc.

Expanding Clinical Experience with GMI-1271 in AML

	Completed Clinical Trials		Concurrent / Planned Clinical Trials
R/R AML	Phase 1 N=19	Phase 2 N=47	GMI-Sponsored Phase 3 N=380
Newly Dx AML "Fit"		Phase 2 N=25	NCI-Sponsored Phase 3 N= ~250 (Interim Analysis)
Newly Dx AML "Unfit"			HOVON-Sponsored Phase 2 N= ~140

Significant dataset with GMI-1271 across AML indications

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GMI-1359 Clinical Program Underway Targeting Immune Modulation in Cancer 24 GlycoMimetics, Inc.

GMI-1359 Enhancing Immune Response in Solid Tumors 25 Small molecule, dual inhibitor against E-selectin and CXCR4 Unique mechanism of action supports use in combination with chemotherapy and/or checkpoint inhibitors. In preclinical studies: Mobilizes tumor cells to sensitize them to effects of chemotherapy –e.g. inhibits progression of established bone metastases Alters tumor microenvironment to enhance immune response – e.g. reduction in tumor desmoplasia, reduction of intra-tumor regulatory T-cells Augments anti-tumor T-cell activity – e.g. robust mobilization of tumor-reactive Marrow Infiltrating Lymphocytes (MILs) Robust preclinical package in solid tumors (breast, prostate, pancreatic, osteosarcoma) and hematologic malignancies (FLT3 ITD AML, MM) Phase 1 in healthy volunteers ongoing Details regarding clinical trial program to be announced in Q4 2018 GlycoMimetics, Inc.

Positioned for Success Pipeline, Progress, Catalysts 26 GlycoMimetics, Inc.

A Portfolio of Exciting Product Candidates

Compound	Therapeutic Area	Discovery	Pre-Clinical	Ph 1	Ph 2	Ph 3	Registration	Partner
Selectins								
Rivipansel (Pan-selectin Inhibitor)	Sickle Cell Anemia Vaso-occlusive Crisis							Pfizer
GMI-1271 and Follow-ons (E-selectin Inhibitor)	Acute Myelogenous Leukemia							--
	Multiple Myeloma							--
	Various Tumor Types & Inflammatory Diseases							--
GMI-1359 (E-selectin & CXCR4 Inhibitor)	Various Tumor Types							--
Galectins								
Galectin-3 Inhibitor	Fibrosis & Oncology							--
Undisclosed Galectin Inhibitor	Various Tumor Types							--

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Clinical Progress Driving Value Creation Rivipansel (Phase 3) Phase 2 data selected as “Best of ASH” ✓ Orphan Drug Designation & Fast Track Status (US) ✓ Special Protocol Assessment with FDA ✓ Phase 3 study underway; enrollment completion 1Q 2019 2019 GMI-1271 (Phase 3 to begin 2018) Orphan Drug Designation (US & EU) & Fast Track Status (US) ✓ Completion of Phase 2 enrollment in two populations ✓ Breakthrough Therapy Designation granted by the FDA ✓ Presentation of Phase 1/2 results at ASCO, EHA and ASH ✓ Phase 1 POC study underway in multiple myeloma ✓ Registration program in AML to initiate 2018 2018 GMI-1359 (Phase 1) Presentation of preclinical data at AACR, SITC and ASH ✓ Phase 1 study underway ✓ 28 GlycoMimetics, Inc.

Data Flow of Major Anticipated Announcements Q3 2018 GMI-1271 (Uproleselan): Initiation of GMI-sponsored Phase 3 registration trial in R/R AML Q1 2019 GMI-1271(Uproleselan): Initiation of NCI and HOVON consortium-funded AML trials in frontline populations Rivipansel enrollment completion 2019 Rivipansel top line data GMI-1271(Uproleselan): Proof-of-concept M-protein data in multiple myeloma 2020 Rivipansel: First commercial sale if P3 is positive (GMI estimate) GMI-1271(Uproleselan): Top line mOS data Phase 3 R/R AML trial 29

Investment Opportunity – Nasdaq GLYC

Advancing Pipeline	• Rivipansel: Only "on-demand" treatment in Phase 3 trial for acute VOC, enrollment to complete by end of Q1 2019 • GMI-1271: Breakthrough Therapy Designation granted by the FDA, registration program initiating 2018 • GMI-1359: Simultaneous blockade of CXCR4 & E-Selectin targets enhancing anti tumor immune response
Significant Revenue Opportunities	• Rivipansel: ~100,000 patients in USA, Pfizer considers "Potential Blockbuster" • GMI-1271: > 44,000 AML patients in 7 major markets
Strong Investment Base	• Top-tier biotech investors • Cash balance of $240 million as of March 31, 2018
Experienced Team	• Pioneers in the field of glycobiology and small-molecule, therapeutic "mimetics" • Relationships with leading KOLs and oncology networks

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Innovation Today, Healing Tomorrow. July 2018 CORPORATE OVERVIEW NASDAQ: GLYC